EVENTS OCCURRING AFTER BALANCE SHEET DATE	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
EVENTS OCCURRING AFTER BALANCE SHEET DATE

30 EVENTS OCCURRING AFTER BALANCE SHEET DATE

The Company has assessed all events occurred from December 31, 2024, up through April 28, 2025, which is the date that these consolidated financial statements are available to be issued. Other than the events disclosed below, there are not any material subsequent events that would require disclosure in these consolidated financial statements.

On March 1, 2025, the Group entered into a shareholder agreement to acquire 19% equity interests of an entity in Malaysia for a total cash consideration of S$18,258 (equivalent to RM60,000) from a third party.

On March 27, 2025, the Know-How License agreement between the Group and Accelerate Technologies Pte. Ltd. has been terminated.